Exhibit 10.19
SUBSCRIPTION DOCUMENTS
NGTV
(a California corporation)
Placement Agent:

SUBSCRIPTION PROCEDURE
To Subscribe to Convertible Promissory Notes of NGTV:
1.	Date and Fill In the amount of Note being subscribed to and Complete and Sign the Subscription Agreement on the applicable Signature Page and, if applicable, the Wire Transfer Authorization attached to the Subscription Agreement.

2.	Complete and Sign the Confidential Purchaser Questionnaire (pages i through vi) following the Subscription Agreement.

3.	Fax all forms to Monique MacLaren at 561-417-5681 and then send all signed original documents and check, if paying with check, to:

Monique MacLaren
Capital Growth Financial, LLC
225 NE Mizner Blvd., Suite 750
Boca Raton, FL 33432
Tel: 561-367-7107
4.	Please make your subscription payment payable to the order of “FCC f/b/o NGTV”.

5.	Wire Transfer Coordinates, if paying by wire transfer:

ABA:	051400549
Bank:	Wachovia Bank
3442 Orange Avenue, NE
Roanoke, VA 24012
Beneficiary:	First Clearing, LLC
Account:	5050000000631
F/C:	NGTV - 25573855
Thank you for your interest,
Capital Growth Financial, LLC

NGTV
SUBSCRIPTION AGREEMENT
     The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of a promissory note (“Note”) of NGTV, a California corporation (the “Company”), on the terms described below and in the Company’s Confidential Private Offering Memorandum dated September 28, 2005, including the exhibits and attachments thereto (the “Memorandum”).
     Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Memorandum. The Notes and the securities issuable upon conversion of the Notes or in respect of the Notes are sometimes referred to collectively herein as the “Securities.”
In connection with this subscription, Subscriber and the Company agree as follows:
1. Purchase and Sale of the Units.
     (a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a Note in the principal amount set forth on the signature page to this Agreement, for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, the Company will promptly issue and deliver to Subscriber a Note in the principal amount subscribed to against payment in U.S. Dollars of the Purchase Price (as defined below). If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement. If this subscription is not accepted by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.
     (b) Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Note set forth on the signature page hereof (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “FCC f/b/o NGTV.”
     (c) Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to $1,000,000 of Notes, subject to an increase in the aggregate size of the offering to not more than $1,200,000, which offering is being made on a

“best efforts” basis. No minimum amount of Notes must be sold prior to delivery of offering proceeds to the Company.
2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company and the Placement Agent as follows:
     (a) Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities and has the ability and capacity to protect Subscriber’s interests.
     (b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Securities, as described in the Memorandum. Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act as a transaction by an issuer not involving any public offering and that, in the view of the Commission, the statutory basis for the exception claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Securities are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Securities for resale upon the occurrence or non-occurrence of some predetermined event.
     (c) Subscriber is purchasing the Securities subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.
     (d) Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit resales of common stock purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares of common stock being sold during any three-month period not exceeding specified limitations. Subscriber understands that there is presently no market for the Company’s securities and there is no assurance that a market will develop in the future.
     (e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf. Subscriber has received and reviewed the Memorandum and all the information concerning the Company and the Notes, both written and oral, that Subscriber desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on (i) Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2(g) below. Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Memorandum and Subscriber has not relied on any other representations or information.
     (f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.
     (g) Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.
     (h) This Subscription Agreement and the Confidential Purchaser Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.
     (i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

     (j) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.
     (k) Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.
     (l) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum.
     (m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.
     (n) Subscriber is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.
     (o) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”
     (p) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.
     (q) Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Securities by Subscriber, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.
     (r) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

     (s) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the ability and capacity to protect his/her/its interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.
     (t) Subscriber further represents that the address of Subscriber set forth below is his/her/its principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to the resale or distribution thereof; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.
     (u) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company. In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.
     (v) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in the Memorandum and this Subscription Agreement.
     (w) Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company.
     (x) Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.
     (y) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

     (z) Subscriber represents and warrants, to the best of Subscriber’s knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.
     (aa) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent, (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company, if any, for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.
     (bb) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.
     (cc) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Notes as provided herein; (ii) its purchase of the Notes will not result in any violation of, or conflict with, any term or provision of the charter, By-Laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Notes has been duly authorized by all necessary action on behalf of the Subscriber; and (iv) all of the documents relating to the Subscriber’s subscription to the Notes have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber.
     (dd) With respect to the United States Patriot Act:
           (i) Subscriber represents, warrants and covenants that Subscriber:
                (A)(I) is subscribing for the Securities for Subscriber’s own account, own risk and own beneficial interest, (II) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an “Underlying Beneficial Owner”) and no Underlying Beneficial Owner will have a beneficial or economic interest in the Securities (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (III) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an “Entity”), has carried out thorough due diligence as to and established the identities of such Entity’s investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a

“Related Person” of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber’s resale or other disposition of the Securities, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (IV) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any Underlying Beneficial Owner or any other person; or
                (B)(I) is subscribing for the Notes as a record owner and will not have a beneficial ownership interest in the Notes, (II) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (i)(A)(I) above), and understands and acknowledges that the representations, warranties and agreements made in this Agreement are made by Subscriber with respect to both Subscriber and the Underlying Beneficial Owner(s), (III) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Subscription Agreement, (IV) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner’s Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Subscriber’s resale or other disposition of all the Securities, and will make such information available to the Company upon its request and (V) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any person other than the Underlying Beneficial Owner(s).
           (ii) Subscriber hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Subscriber, including anti-money laundering laws (a “Prohibited Investment”).
           (iii) Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. Subscriber hereby represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.
           (iv) Subscriber represents and warrants that neither Subscriber nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended, and any regulations promulgated thereunder.
           (iv) Subscriber agrees promptly to notify the Company should Subscriber become aware of any change in the information set forth in paragraphs (A) through (D).
           (v) Subscriber agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an “Indemnitee”) from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, “Damages”) which may result, directly or indirectly, from Subscriber’s misrepresentations or misstatements contained herein or breaches hereof relating to subparagraphs (i) through (iv) of this Section.
           (vi) Subscriber understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Subscriber’s investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Subscriber shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.
           (vii) Upon the written request from the Company, Subscriber agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Subscriber understands and agrees that the Company may release confidential information about Subscriber and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.
3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:
     (a) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of California.
     (b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.
     (c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents, attorneys, representatives and affiliates, and any person acting for or on behalf of the Company or the Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with this investment. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the Closings.
5. Registration Rights. In consideration of the investment in the Securities described in this Subscription Agreement and the Memorandum, the Company hereby grants to the Subscriber the registration rights described in the Memorandum.
6. Miscellaneous.
     (a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.
     (b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.
     (c) Subscriber has read and has accurately completed this entire Subscription Agreement.
     (d) This Subscription Agreement, together with the Memorandum and the exhibits and attachments thereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.
     (f) Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.
     (g) Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or

(b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).
If to the Company, at:
NGTV
9944 Santa Monica Blvd.
Beverly Hills, California 90212
Attn: President/CEO
Tel: (310) 556-8600, Fax: (310) 556-9024
With a copy to:
Addison Adams, Esq.
Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, California 90024
Tel: (310) 208-1182, Fax: (310) 208-1154
     If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as Subscriber shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:
Capital Growth Financial, LLC
225 NE Mizner Blvd., Suite 750
Boca Raton, Florida 33432
Attn: Alan Jacobs, Chairman and Chief Executive Officer
Tel: (561) 417-5680, Fax: (561) 417-5681
With a copy to:
Steven Weinberger, Esq.
Schneider Weinberger & Beilly LLP
2200 Corporate Blvd., N.W., Suite 210
Boca Raton, Florida 33431-7307
Tel: (561) 362-9595, Fax: (561) 362-9612
     (h) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or any delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.
     (i) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by the

Florida courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, and its successors and assigns.
     (j) Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in a Federal or State Court located in Palm Beach County, Florida. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the aforesaid courts and agree that service of process upon a party which is mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.
     (k) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.
     (l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of this Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of this Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.
     (m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.
     (n) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
[Remainder of Page intentionally left blank]
[Signature Pages Follow]

Signature Page for Individuals:
     IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Total Principal Amount of Note Subscribed to and Purchase Price Thereof

Print or Type Name

Signature

Date

Social Security Number (if applicable)

Address
Please check if applicable and include co-owner’s information below (name, address, social security number):
                                        Joint Tenancy                                         Tenants in Common

FORM OF PAYMENT – CHECK OR WIRE TRANSFER
☐      Check attached and made payable to: FCC f/b/o NGTV.
☐      Wire funds from my outside account according to the Instructions set forth above.
☐      Wire Funds from by Capital Growth Financial account (complete Memorandum Journal Authorization attached hereto.

Signature Page for Partnerships, Corporations or Other Entities:
     IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Total Principal Amount of Note Subscribed to and Purchase Price Thereof

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

Signature	Print or Type Name and Indicate
Title or Position with Entity
FORM OF PAYMENT – CHECK OR WIRE TRANSFER
☐      Check attached and made payable to: FCC f/b/o NGTV.
☐      Wire funds from my outside account according to the Instructions set forth above.
☐      Wire Funds from my Capital Growth Financial, LLC account (complete Memorandum Journal Authorization attached hereto.

Acceptance by NGTV:
     IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, as to a convertible 12% promissory note of NGTV in the aggregate principal amount of $                    .

NGTV

By:

President or Chief Executive Officer

Date: , 2005

Memorandum
Journal Authorization

TO:	Andrew Garbarini — Operations Manager
Capital Growth Financial, LLC

RE:	Client Wire Transfer Authorization
NGTV

DATE:

This memorandum authorizes the transfer of the following funds from my Capital Growth Financial, LLC Brokerage Account as follows:

Capital Growth Financial Account #

Wire Amount	$

To the NGTV
Account #		25573855

SUBSCRIBER LEGAL NAME:

TAX ID NUMBER:

SUBSCRIBER ADDRESS:

Signature:

Signature:
(Joint Signature)

CONFIDENTIAL PURCHASER QUESTIONNAIRE
NGTV
THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM NGTV (THE “COMPANY”).
THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.
Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between NGTV and the subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Private Offering Memorandum, dated as of September 28, 2005 (as amended or supplemented, and together with all documents and filings attached thereto, the “Memorandum”).
     (1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of NGTV.

Category D ___	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E ___	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable Closing (as defined in the Memorandum) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

	(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

	(b)	For an individual, please describe any college or graduate degrees held by you:

	(c)	For all subscribers, please list types of prior investments:

	(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES NO

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES NO

(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES NO

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES NO

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES NO

(3)	Manner in which title is to be held: (circle one)

	(a) (b)	Individual Ownership Community Property

	(c)	Joint Tenant with Right of Survivorship (both parties must sign)
	(d)	Partnership
	(e)	Tenants in Common
	(f)	Company
	(g)	Trust
	(h)	Other

(4)	NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

YES NO

If Yes, please describe:

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

Name of NASD Member Firm

By:
Authorized Officer
Date:

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     The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Individual

Date:
Name of Individual (Please type or print)

Signature of Individual

Partnership, Corporation or Other Entity

Date:
Print or Type Entity Name

By: Name:
Print or Type Name

Title:

Signature